Exhibit 99.1

Copyright © Bioxytran 2022. All rights. Version 2.01.01 MIKE SHEIKH | mike.sheikh@bioxytraninc.com | (509) - 991 - 0245 Corporate Overview

Copyright © Bioxytran 2022. All rights. Version 2.01.01 Forward Looking Statement This Descriptive Presentation (the “Presentation") has been prepared by Bioxytran, Inc (the “Company”) and recipients are not entitled to rely on the accuracy or completeness of the Presentation . Statistical information contained in this Presentation is based on information available to the Company that the Company believes is accurate . It is generally based on publications that are not produced for the purposes of securities offerings or economic analysis . The Company has not reviewed or included data from all sources and cannot assure prospective parties of the accuracy or completeness of the data included in this Presentation . Forecasts and other forward - looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services . The Company undertakes no obligation to update forward looking information to reflect actual results or changes in assumptions or other factors that could affect those statements . This Presentation has not been filed or reviewed by the Securities and Exchange Commission (“SEC”) or any securities regulatory authority of any state, nor has the SEC or any such authority passed upon the accuracy or adequacy of this Presentation . This Presentation does not constitute an offer to sell or solicitation of an offer to buy any securities . This Presentation does not purport to contain all information which may be material to a prospective party, and recipients of this Presentation should conduct their own independent evaluation and due diligence of the Company . Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that if such recipient determines to engage in a transaction with the Company, its determination will be based solely on the terms of the definitive agreement relating to such transaction and on the recipient’s own investigation, analysis and assessment of the Company and the transaction . The Company does not intend to update or otherwise revise this Presentation following its distribution . 2

Copyright © Bioxytran 2022. All rights. Version 2.01.01 3 Mission Statement Bioxytran is a clinical stage pharmaceutical company developing platform technologies in the fields of Glycovirology, Hypoxia and Degenerative Diseases to eliminate viruses and prolong lifespan using carbohydrate drug design. GLYCOVIROLOGY HYPOXIA DEGENERATIVE DISEASES

Technology Overview

ProLectin Rx – Glycovirology

Virology:
- Covid-19
- Influenza
- Other virologic diseases

Long term symptoms resulting from viral infections (long-hauler):
- ARDS
- Pulmonary Fibrosis

BXT-25 – Hypoxia & Degenerative Diseases

Ischemia:
- Stroke
- Alzheimer
- Dementia
- Traumatic Brain Injury

Anemia

Wound healing

Oncology and Fibrosis
- Cancer Metastasis
- NASH
- Other Fibrotic condition

Platform Overlap

ProLectin-M is a licensed technology that targets COVID-19 mild to moderate cases

MDX-viewer is a licensed technology that uniquely allow the company to prove oxygen delivery to tissue. It will be used in clinical trials as a regulatory end-point

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Copyright © Bioxytran 2022. All rights. Version 2.01.01 ProLectin Rx Glycovirology Version 2.01.01 5

Copyright © Bioxytran 2022. All rights. Version 2.01.01 New mutations Alpha, Delta, Omicron, ? Variants are complicating the vaccination strategy If herd immunity is unattainable Therapeutic treatments are the ONLY fall back position 80% Herd Immunity 80% level has not been reached World Population Vaccination Not everyone wants to get vaccinated Not everyone has access to vaccines Lower risk of death At risk population Minimize asymptomatic spread not likely to spread without showing symptoms Vaccinations Unknowns (risks) • Duration of protection • Effectiveness against variants • Frequency of boosters • Long Term consequences of Immune system 6 Lingering Effects of COVID - 19 Version 2.01.01

Copyright © Bioxytran 2022. All rights. Version 2.01.01 ProLectin - Rx Galectin Antagonists First line of defense against all mutations of Covid - 19 STATUS: SWIFT approval pathway - Phase 3 Ready Universal Universal pandemic therapeutic Tested Complete elimination of mild to moderate cases (phase I/II clinical trials) No limitation No exclusions for age or underlying medical conditions Efficient Eliminate contagion 7

End-to-End Solution

Treatment	ProLectin-M Oral	ProLectin-I Intravenous	ProLectin-A Intravenous	ProLectin-F Intravenous
Combination			MDX-Viewer	





Stage I
(early infection)
Stage II
(pulmonary phase)
Stage III
(hyperinflammation)
Stage IV
(long hauler)
DISEASE SEVERITY
Viral Load
Viral response
Severity
ARDS
Fibrosis
Lymphocytopenia
Abnormal chest imaging
Elevated inflammatory and cardiac biomarkers
Elevated Galectin-3
~5 days
~10 days
~20 days
TIME COURSE (days after symptoms appear)

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Copyright © Bioxytran 2022. All rights. Version 2.01.01 9 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 3 5 7 Viral Load (Log10(average(N1+N2) Copies/mL)) Time (days) Viral Load Vs. Time ProLectin - M Treated Patients PL-CIM-002 PL-CIM-004 PL-CIM-005 PL-CIM-008 PL-CIM-009 1 Galectin Antagonist use in Mild Cases of SARS - CoV - 2; Pilot Feasibility Randomised, Open Label, Controlled Trial (longdom.org) N1+N2 Copies/mL Day 1 3 5 7 PL - CIM - 002 137080 6970 13180 16340 PL - CIM - 004 4468590 101170 9660 510 PL - CIM - 005 159730 15630 410 600 PL - CIM - 008 N/A 2268630 60180 4890 PL - CIM - 009 N/A 2154530 783750 563430 Patient 9 appeared to be an anomaly. Additionally, Patient 8 had no PCR measurement of viral load on day 1, so day 1’s PCR measurement was assumed to equal day 3’s measurement. < 50 copies/ ul Patients Treated With ProLectin - M Experienced Reductions In Viral Load Source; Phase 1 Trial 1

Copyright © Bioxytran 2022. All rights. Version 2.01.01 10 Viral Curve Comparison 1 A quantitative model used to compare within - host SARS - CoV - 2, MERS - CoV, and SARS - CoV dynamics provides insights into the pathogen esis and treatment of SARS - CoV - 2 (plos.org) 2 Galectin Antagonist use in Mild Cases of SARS - CoV - 2; Pilot Feasibility Randomised, Open Label, Controlled Trial (longdom.org) Historical control is taken from a mathematical model using longitudinal data across four different studies of symptomatic, untreated cases 1 Assumed symptom onset at a viral load of 6500 copies/mL (i.e. log10(3.81)) 1 Patients treated within 2 days of symptom onset (average 1.80 days) 2 Upper and lower bounds of the model are 95% confidence interval 1 0 1 2 3 4 5 6 0 2 4 6 8 10 Viral Load (Log10(average(N1+N2) Copies/mL)) Normalized Time (days) Viral Load Vs. Time ProLectin - M Vs. SARS - CoV - 2 Historical Control Average Untreated Average Treated Symptom Onset Randomization Patients With Day 1 Measurement < 50 copies/ul

ProLectin-M Treatment Results in SARS-CoV-2 Spike Protein Specific Antibody Immunity



IgG against Spike Protein - Day 28
Anti Spike Protein IgG
20
15
10
5
0
-5
Treated

Figure 4 – difference in IgG on day 28

Introducing Post Infection Immunization

ProLectin–M clears the blood of viral load thereby reducing the strain on the Innate immune system so the Adaptive immune system can build a robust response toward future infection.

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Copyright © Bioxytran 2022. All rights. Version 2.01.01 Galectin Inhibitor Tags Virus For Elimination Copyright © Bioxytran 2022. All rights. 12 Theoretical Mechanism of Action Liver Filtration Galectin Inhibitor Virus Human Cells Version 2.01.01

Copyright © Bioxytran 2022. All rights. Version 2.01.01 https:// www.longdom.org /abstract/galectin - antagonist - use - in - mild - cases - of - sarscov2 - pilot - feasibility - randomised - open - label - controlled - trial - 61087.html Clinical Research 13 Version 2.01.01

Copyright © Bioxytran 2022. All rights. Version 2.01.01 Proposed Phase 3 Clinical Trial Design Phase 3 Clinical Trial • 408 participants • Double Blind Randomized Controlled Trial (DBRCT) • Change in seropositivity at day 14 • Broad inclusion criteria (Vaccination status irrelevant) 14 Version 2.01.01

BioXyTran

Glycovirology Development Pipeline

Completed | Planned

Product	Indication	Discovery	Preclinical	Phase I	Phase II	Phase III	Phase IV
ProLectin-M *Oral*	**Virology – Mild to Moderate** • Covid-19 • Influenza • Other virologic diseases						
ProLectin-I *Intravenous*	**Virology – Severe cases** • Covid-19 • Influenza • Other virologic diseases						
ProLectin-A* + Oxysense *Intravenous combination treatment*	**ARDS resulting from viral infection**						
ProLectin-F* *Intravenous*	**Oncology and Fibrosis:** • Cancer Metastasis • Pulmonary Fibrosis • NASH • Other Fibrotic conditions						

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Copyright © Bioxytran 2022. All rights. Version 2.01.01 Vaccines Immunomodulatory Oxygenation (Ventilators) Regenerative Medicine (Stemcells) ProLectin - Rx □ Unique Galectin Antagonist – Oral/IV Polysaccharide □ It’s not a vaccine, nor an antiretroviral drug Antiretrovirals ( Compete for polymorphism) Therapeutic Approaches for COVID - 19 Version 2.01.01 16 16

Competitive Landscape

Oral COVID-19 Therapeutics

Drug	Company	Description	Gov. Award	Clinical stage
Molnupiravir	Merck	Mutagenesis via RdRp – forced mutations induced apoptosis	$2.2 billion	EUA
Paxlovid	Pfizer	3CL protease inhibitor – Antiviral & Immune sensitization; Ritonovir – inhibitor enhancer	$5.3 billion	EUA
Tollovir	Todos Medical	3CL protease inhibitor – Antiviral & Anti-Cytokine activity	n/a	Phase 2/3
Tempol	Adamis	RNA-dependent RNA Polymerase (RdRp) via antioxidant & Anti-Cytokine activity	n/a	Phase 2/3
ProLectin-M	Bioxytran	Galectin antagonist – Entry Inhibitor	n/a	Phase 3

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BXT - 25 – Hypoxia & Degenerative Diseases 18 18 Version 2.01.01

Copyright © Bioxytran 2022. All rights. Version 2.01.01 The Brain Stroke Epidemic A Challenge to Worldwide Healthcare, a $500 Billion Medical Indication Costs 19 Region Strokes Population Survivors Direct cost Indirect cost US 0.8 million 330 million 5.8 million $44 billion $22 billion EU (+GB) 1.1 million 515 million 3.4 million $28 billion $16 billion CN 2.5 million 1,402 million 7.5 million estimated $74 billion World (total) 12.2 million 7,700 million 33.0 million estimated $500 billion Global, regional, and national burden of stroke and its risk factors, 1990 – 2019: a systematic analysis for the Global Burden of Disease Study 2019 The Lancet Neurology, Vol 20, Issue 10, October 01, 2021

Copyright © Bioxytran 2022. All rights. Version 2.01.01 The Golden Hour Dilemma 20 Time to Needle 2.5 hours Equivalent to 9 Years of Aging* Onset of symptoms Ambulance arrives at home Arrival and initial assessment and treatment in ER Thombolysis or PTCA/CABG Blockage Removed * Time Is Brain — Quantified, Jeffrey L. Saver, Stroke. 2006;37:263 – 266

Copyright © Bioxytran 2022. All rights. Version 2.01.01 21 Solution: BXT - 25 an Oxygen Bridge • BXT - 25 is a hemoglobin - based polymer; 5,000 times smaller than a red blood cell • It can be used both in Ischemic and Hemorrhagic Stroke • It can penetrate a blood - clot and reach the brain within 3 minutes • Reduction of average Time - to - Needle by 90% BXT - 25 polymer Version 2.01.01

Copyright © Bioxytran 2022. All rights. Version 2.01.01 Copyright © Bioxytran 2022. All rights. Version 2.01.01 22 How It Works? BXT - 25 – Stabilized Oxygen - carrying Protein Erythrocyte Hemoglobin Heme Single O 2 molecule • Delivered as an IV solution • Universally compatible with all blood types • Non - immunogenic • Low viscosity • Stable at room temperature • 3 - year shelf - life in liquid formulation • Extended shelf - life in dry formulation

Copyright © Bioxytran 2022. All rights. Version 2.01.01 Proprietary Manufacturing Process of BXT - 25 Collect controlled source Red blood cells Extract Hemoglobin Protein Purify and crosslink Extract Heme and reattach to a polymer BXT - 25 is mixed with a saline solution, to be IV - infused by an ER team Key Assays for BXT - 25 chemical and structural specifications are: Electron spray Ionization, Amino Acid Analysis, Gel Electrophoresis, Circular Dichroism, Reverse phase HPLC and Immunoblotting 23

Copyright © Bioxytran 2022. All rights. Version 2.01.01 Proof of Concept of BXT - 25 in Animals Middle Cerebral Artery Blockage Model in Rats 24 Hypoxic area Absence of nitric oxide scavenging, no increased blood pressure in diabetic mice (Harvard Medical School, 2013) No toxicity from replacing 90% of the blood in dogs with similar chemistry to BXT - 25: (QTest Labs, Columbus OH, 2014) Oxygen delivery and brain recovery in stroke induced rats with similar chemistry to BXT - 25 (Harvard Medical School, 2013) https://www.hindawi.com/journals/ccrp/2014/864237/

Limited Effective Treatment Options

Our competition is tPA and similar drugs, aiming to dissolve, or remove, a clot. These are time-consuming and require an MRI since blood-thinners are fatal in hemorrhagic strokes.

THERE ARE NO DRUGS AVAILABLE TO DELIVER OXYGEN TO THE BRAIN

Drug	Company	Description
rtPA	Genentech, Johnson & Johnson	Thrombolytic agent used to break apart blood clot that causes ischemic stroke
Abciximab	Eli Lilly /Centrocor	Platelet aggregation inhibitor
Cerovive	AstraZeneca	Nitrone based neuro protectant
Candesartan	AstraZeneca	Angiotensin receptor blocker (ARB)
Ancrod	Knoll Pharmaceuticals	Anticoagulant that acts by breaking down fibrinogen

BXT-25 is designed to support the oxygenation of the brain until the clot is dissolved by medication or removed by surgery

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Copyright © Bioxytran 2022. All rights. Version 2.01.01 How Do We Measure Tissue Oxygen Level? Version 2.01.01 26

Copyright © Bioxytran 2022. All rights. Version 2.01.01 FDA Approved Companion Diagnostics OXYSENSE - A clinical end - point for measuring oxygen delivery to the brain in real - time Flat probe Treated Aneurysm Tissue/brain monitored parameters Mitochondrial NADH (ATP) Hb Saturation (O 2 ) Cerebral Blood Flow Tissue Reflectance 90 Brain metabolic score Tissue metabolic score Measures real time tissue oxygenation levels Assists in determining organ viability 27

Copyright © Bioxytran 2022. All rights. Version 2.01.01 Degenerative Disease/Hypoxia Development Pipeline Treatment/Device Indication Discovery Preclinical Phase I Phase II Phase III Phase IV BXT - 101 Cancer Metastasis BXT - 102 NASH • Cirrhosis • Fibrosis BXT - 251+ Oxysense Organ Transplantation • Preservation agent • Organ monitoring BXT - 25 Stroke • Ischemic • Hemorrhagic BXT - 252 Wound Healing BXT - 253 Anemia BXT - 255 Traumatic Brain Injury 28 Completed Planned

Business Development & Strategy 29 29 Version 2.01.01

Clinical Trial Strategy


2021
2022
Product
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
ProLectin-M
Pre-clinical Development
Phase I/II
Phase III
ProLectin-I
Pre-clinical Development
Phase I/II
Phase III
ProLectin-F
Pre-clinical Development
Phase I/II
Phase III
ProLectin-A / BXT-25
Pre-clinical Development
Phase I/II

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Copyright © Bioxytran 2022. All rights. Version 2.01.01 Business Strategy Business Development Strategy • Collaboration agreement with qualified partner’s • Out - license agreements with Big Pharma Intellectual Property (IP) • One issued US patent (US6245316B1) • Two international patents pending approval • Additional applications to strengthen our IP position are ongoing 31

Big Pharma Licensing Targets

THERAPEUTIC AREAS

Virology	**Oncology**	**Immunology**	**Respiratory**	**Inflammation**
Neuroscience	**Cardiovascular**	**Hematology**	**Stroke**	

IDEAL PLATFORM DRUG FOR MANY BIG PHARMAS

- **Johnson & Johnson** – Oncology, Neuroscience, Immunology, Cardiovascular, Vaccines, HIV
- **Roche Holdings** – Oncology, Neuroscience, Immunology, Hematology, Ophthalmology
- **Pfizer** – Oncology, Neuroscience, Cardiovascular, Diabetes
- **Novartis** – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Ophthalmology
- **Merck** – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Diabetes, Vaccines
- **Sanofi Aventis** – Oncology, Neuroscience, Immunology, Inflammation, Diabetes, Vaccines
- **AbbVie** – Oncology, Neuroscience, Immunology, Virology
- **GlaxoSmithKline** – Oncology, Immunology, Respiratory, HIV, Vaccines
- **Eli Lilly** – Oncology, Neuroscience, Immunology, Diabetes, Pain
- **Gilead** – Oncology, Respiratory, Hematology, Inflammation, HIV
- **Bristol Meyers Squibb** – Oncology, Immunology, Cardiovascular, Hematology, Inflammation
- **Allergan** – Neuroscience, Ophthalmology, Gastroenterology
- **AstraZeneca** – Oncology, Cardiovascular, Respiratory
- **Biogen** – Oncology, Neuroscience, Inflammation, **Stroke**, Pain
- **Amgen** – Oncology, Cardiovascular, Hematology, Inflammation

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Copyright © Bioxytran 2022. All rights. Version 2.01.01 Use of Proceeds Current Round – S - 1     ProLectin - M   ProLectin - I     ProLectin - F     ProLectin - Rx* Estimated Project Cost in thousands USD*   $ 2,700     $ 1,650     $ 1,000     $ 5,350 Development & GLP     -       -       -       - Pre - Clinical     100       150       150       400 IND Submission     150       200       200       550 Clinical Trials     2,000       1,000       500       3,500 G&A     450       300       150       900 End Point     Phase III       Phase II/a       Phase II/a       Total * $2.6 million have previously been spent on proof - of - concept and GMP manufacturing of   ProLectin - M, - I, and - F Future Round     ProLectin - A   BXT - 25     Total Upcoming*     Estimated Project Cost in thousands USD*   $ 10,000     $ 10,000     $ 20,000     Development & GLP     3,150       3,150       6,300     Pre - Clinical     1,200       1,200       2,400     IND Submission     300       300       600     Clinical Trials     4,000       4,000       8,000     G&A     1,350       1,350       2,700     End Point     Phase II/a       Phase II/a       Total     33

Copyright © Bioxytran 2022. All rights. Version 2.01.01 Management David Platt PhD, CEO, CSO, Chairman Carbohydrate chemistry expert, founded four publicly traded companies, raised $150m in public markets, created $1B in shareholder value, and led development of two drugs. Ola Soderquist CPA, MSA, MBA, CFO >30 years multi - industry financial experience. Mike Sheikh, EVP BD >10 years of business development in life sciences. Broker and Research Analyst. Veronika Tyukova MBA, PM Dir >15 years of PM in Hi - Tech, Manufacturing and Commercialization. Board of Directors Anders Utter MBA, Director Audit Committee Chair, >25 years of managerial finance and accounting in medical devices and manufacturing. Dale Conaway DVM, Director Veterinary Medical Officer, Federal Research. Alan Hoberman PhD, Director Executive Director of Site Operations and Toxicology at Charles River Laboratories. Hana Chen - Walden MD, Director >30 years experience in pharmaceutical regulatory affairs in US and Europe . Advisory Board Avraham Mayevsky PhD, Professor Emeritus Worldwide authority in the field of minimal invasive monitoring of tissue and organ physiology; and professor at the Faculty of Life Sciences, Bar - Ilan University, Israel. Alben Sigamani, MD Professor and Head of Clinical Research Narayan Health, Bangalore. >17 years of experience in clinical research Thomaskutty Alumparambil, C.C.P > 30 years of clinical experience that includes heart, lung, and liver transplants. The Team 34

BioXyTran Inc.

Bioxytran, Inc.
75 2nd Ave., Suite 605
Needham MA, 02494
(617)-454-1199
www.bioxytraninc.com
info@bioxytraninc.com

Mike Sheikh
mike.sheikh@bioxytraninc.com
(509)-991-0245



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